Putnam
Voyager
Fund II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Voyager Fund II's journey through the fiscal year ended December 31, 2001, was anything but calm. Unwilling to hunker down and simply ride out the storm, your fund's management team realigned the portfolio's emphasis away from poorer-performing sectors and into sectors showing more promise. As a result, the fund recovered a good bit of lost ground during the year's final quarter.

Of more significance, in our view, was the fact that the team held fast to the fund's stated management style. By doing this, we believe they have put the fund in an excellent position to derive maximum long-term benefit from the stocks that meet its exacting criteria.

As you will note in this report, we are now listing the team responsible for the fund's operation instead of naming individual fund managers. The change will not affect the way your fund is managed. Rather, it reflects Putnam's belief that mutual funds are more effectively overseen by teams rather than individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 13, 2002

REPORT FROM FUND MANAGEMENT

The fund is managed by the
Putnam Specialty Growth and
Large-Cap Growth Teams

Putnam Voyager Fund II struggled through a difficult year in 2001, a year in which the U.S. was in recession, value stocks and bonds were in favor, and formerly leading sectors, namely, technology and telecommunications, continued to see large declines. Due in part to its initial overweighting in technology stocks, your fund underperformed its growth fund peers for the year. By the year's mid-point, the fund's technology weighting had been reduced significantly. In addition, while many other funds took on a defensive posture, such as raising cash or investing in value and/or larger-cap stocks, your fund remained true to its style, as all Putnam funds are designed to do. As the year drew to a close, this long-term perspective served the fund well, and the fund's class A shares gained nearly 25% (at net asset value) in the fourth quarter of 2001. Thus, while the overall performance for the year is disappointing, we believe the fund's potential to benefit from a recovery in the growth sectors remains well established.

Total return for 12 months ended 12/31/01

       Class A          Class B          Class C          Class M
     NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -30.55% -34.54%  -31.05% -34.50%  -31.07% -31.75%  -30.85%  -33.27%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND PERFORMANCE REFLECTED A DIFFICULT YEAR

Throughout most of the year, the U.S. stock market generally was volatile, both before and after the tragic events of September 11. Since the economic slowdown began in the fall of 2000, the sluggish U.S. economy has been particularly unkind to growth stocks. The stocks that had had the strongest performance during the bull market in the latter 1990s -- primarily those in the technology and telecommunications sectors -- have been hit the hardest in the past two years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics            15.2%

Media                   8.5%

Retail                  8.3%

Pharmaceuticals         8.1%

Software                8.0%

Footnote reads:
*Based on net assets as of 12/31/01. Holdings will vary over time.


In March 2001, the U.S. economy officially entered recession, according to the National Bureau of Economic Research, and the effects had a large impact on business spending (which was responsible for much of the growth in the latter 1990s), consumer behavior, and investor psychology. As profit reports came out in the second and third quarters, many accompanied by "pre-announcement" warnings of poor profits (especially for growth companies), investors came to expect that a turnaround would come much later than previously expected. Consequently, many sought refuge in less volatile sectors such as value, and in fixed-income securities, especially Treasuries.

In the fourth quarter, however, the market environment strengthened. All sectors -- small cap, large cap, growth, and value -- benefited from the rally, which came on the heels of one of the market's worst weeks ever in late September. This sell-off, many analysts believe, accelerated the market's correction and was the catalytic event that enabled investors to once again see value in equities. During the fourth quarter, military success in Afghanistan, positive news about the U.S. economy, and poor performance in the bond markets in November and December helped stock prices rise dramatically, especially growth stocks. For the final three months of the year, the Dow Jones Industrial Average rose 13.37%, the S&P 500 Index rose 10.29%, and the Nasdaq Composite rose 30.13%. The fund's benchmark, the Russell Midcap Growth Index, gained 27.06%. Although the returns for the preceding nine months still caused negative returns for the year, these strong fourth-quarter returns were encouraging.

* FUND BECAME INCREASINGLY DIVERSIFIED IN 2001

While we remain committed to our belief that technology companies are an important part of the economy (as evidenced in the fund's sizeable electronics sector weighting), and that businesses will have to keep spending on technology to be competitive, we did reduce the fund's weighting in technology considerably in the first half of the year. Telecommunications was another area that drove performance for several years but which contributed significantly to declines in the stock market, the high-yield bond market, and in your fund's performance at the end of 2000 and into 2001. By mid year, we had eliminated many holdings that had become problematic.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Bed Bath & Beyond, Inc.
Retail

Maxim Integrated Products, Inc.
Electronics

Cephalon, Inc.
Pharmaceuticals

Marvell Technology Group, Ltd.
(Bermuda)
Electronics

Westwood One, Inc.
Media

TCF Financial Corp.
Banking

Microsoft Corp.
Software

VERITAS Software Corp.
Software

Univision Communications, Inc.
Media

Stryker Corp.
Medical technology

Footnote reads:
These holdings represent 16.7% of the fund's net assets as of 12/31/01. Portfolio holdings will vary over time.


In the second half of the year, we invested in other sectors that helped diversify the portfolio and which, we believe, show strong potential for growth. For example, we increased the fund's health-care weighting significantly, as we see several long-term trends pointing to potential growth. These trends include an aging population, rapid developments in biotechnology, pharmaceuticals, and medical products, and a significant increase in demand for health-care services. Key health-care holdings include Accredo Health, a pharmaceutical services provider, and Cephalon, a relatively new drug company.

Another sector in which we increased the fund's weighting (particularly in the second half of the year) was energy. Natural gas prices have come under significant pressure, resulting in attractive valuations for energy stocks, while the long-term outlook for demand is positive. Since energy prices are fairly volatile and can move dramatically, we believe it makes sense to invest in energy stocks at a time like this when prices are low. Two energy services stocks in the portfolio are Nabors Industries, which is involved in oil drilling, manufacturing, and logistics, and BJ Services, which provides pumping and other services for oil and gas exploration, drilling, and production.

Consumer cyclicals was a third area that we focused on during the period (and which also performed well). Discount retailers were particularly attractive, including companies such as Family Dollar and Dollar Tree. AutoZone, a highly successful auto parts and accessory retailer, was a particularly strong performer during the period. Finally, we maintained the fund's significant weighting in media stocks, especially radio and outdoor advertising companies. Although these stocks were volatile through much of the year, the sector ended up being one of the fund's top performers for 2001.

* A BRIGHTER YEAR EXPECTED IN 2002 FOR GROWTH STOCKS

In the past several years, we have seen the global economy become much more competitive. In a low-inflation environment such as we are currently experiencing, it will be much harder for large companies to raise prices and drive revenue and earnings growth. We expect such conditions to prevail for the next few years and believe they can create opportunities for growth in the small- and mid-cap sectors of the market for several reasons. First, these firms can take away market share from larger companies by developing new products and services. Secondly, they can realize strong revenue and earnings growth (hence, boosting their stock prices) simply because they have a much smaller base to start from. Third, smaller growth stocks are attractively valued right now, particularly considering how low interest rates are (equity investments typically perform well in a low-interest-rate environment). And finally, with the passing of the technology-led growth stock bubble, opportunities for growth exist in a variety of sectors.

It is important to realize that, although we are expecting a recovery for the economy and for growth stocks in 2002, the ride may continue to be bumpy. However, history has shown that over long periods of time, growth stocks have provided strong returns. As always, we encourage investors to maintain a long-term horizon and keep their portfolios well diversified, with aggressive growth investments as an important, but not exclusive, part of an overall financial plan.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small and midsize companies. Such investments increase the risk of greater price fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund II is designed for investors aggressively seeking long-term growth of capital primarily through common stocks.

TOTAL RETURN FOR PERIODS ENDED 12/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (4/14/93)       (10/2/95)       (2/1/99)        (10/2/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -30.55% -34.54% -31.05% -34.50% -31.07% -31.75% -30.85% -33.27%
------------------------------------------------------------------------------
5 years          29.07   21.62   24.39   22.39   24.48   24.48   26.01   21.59
Annual average    5.24    3.99    4.46    4.12    4.48    4.48    4.73    3.99
------------------------------------------------------------------------------
Life of fund    157.56  142.71  141.36  141.36  141.50  141.50  146.82  138.24
Annual average   11.47   10.72   10.65   10.65   10.65   10.65   10.93   10.48
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/01

                              Russell Midcap            Consumer
                               Growth Index            price index
------------------------------------------------------------------------------
1 year                           -20.15%                 1.60%
------------------------------------------------------------------------------
5 years                           53.98                 11.44
Annual average                     9.02                  2.19
------------------------------------------------------------------------------
Life of fund                     161.29                 23.47
Annual average                    11.60                  2.44
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/14/93

               Fund's class A       Russell Midcap      Consumer price
Date            shares at POP        Growth Index           index

4/14/93               9,425             10,000             10,000
12/31/93             11,589             11,020             10,153
12/31/94             11,629             10,781             10,460
12/31/95             17,459             14,444             10,731
12/31/96             18,805             16,969             11,079
12/31/97             23,209             20,794             11,267
12/31/98             28,669             24,509             11,448
12/31/99             51,575             37,080             11,755
12/31/00             34,945             32,723             12,152
12/31/01            $24,271            $26,129            $12,347

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $24,136 and $24,150, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,682 ($23,824 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 12/31/01

                    Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)              --             --             --             --
------------------------------------------------------------------------------
Share value:     NAV     POP        NAV            NAV         NAV     POP
------------------------------------------------------------------------------
12/31/00       $24.75  $26.26      $23.67         $24.40     $24.05  $24.92
------------------------------------------------------------------------------
12/31/01        17.19   18.24       16.32          16.82      16.63   17.23
------------------------------------------------------------------------------
The fund did not make any distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sale charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Indexes assume investment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Voyager Fund II

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund II (the "fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002



THE FUND'S PORTFOLIO
December 31, 2001

COMMON STOCKS (97.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
             23,600 Northrop Grumman Corp.                                                           $    2,379,116

Airlines (1.1%)
-------------------------------------------------------------------------------------------------------------------
            474,200 Ryanair Holdings PLC ADR (Ireland) (NON)                                             15,198,110
            329,000 Southwest Airlines Co.                                                                6,079,920
                                                                                                      -------------
                                                                                                         21,278,030

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            277,000 Gentex Corp. (NON)                                                                    7,404,210

Banking (3.0%)
-------------------------------------------------------------------------------------------------------------------
            121,500 Bank of New York Company, Inc. (The)                                                  4,957,200
            363,400 Fifth Third Bancorp                                                                  22,287,322
            627,029 TCF Financial Corp.                                                                  30,084,851
                                                                                                      -------------
                                                                                                         57,329,373

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
             92,200 PepsiCo, Inc.                                                                         4,489,218

Biotechnology (3.8%)
-------------------------------------------------------------------------------------------------------------------
            137,900 Genzyme Corp. (NON)                                                                   8,254,694
            121,500 IDEC Pharmaceuticals Corp. (NON)                                                      8,374,995
            256,400 ILEX Oncology, Inc. (NON)                                                             6,933,056
            237,300 InterMune, Inc. (NON)                                                                11,689,398
            345,000 Invitrogen Corp. (NON)                                                               21,365,850
            232,800 Ligand Pharmaceuticals, Inc. Class B (NON)                                            4,167,120
            123,900 MedImmune, Inc. (NON)                                                                 5,742,765
            280,000 Scios, Inc. (NON)                                                                     6,655,600
                                                                                                      -------------
                                                                                                         73,183,478

Commercial and Consumer Services (4.9%)
-------------------------------------------------------------------------------------------------------------------
            314,800 CDW Computer Centers, Inc. (NON)                                                     16,907,908
            366,950 Choicepoint, Inc. (NON)                                                              18,600,696
            295,200 Cintas Corp.                                                                         14,169,600
            411,200 Corporate Executive Board Co. (The) (NON)                                            15,091,040
            193,100 eBay, Inc. (NON)                                                                     12,918,390
            490,400 Exult, Inc. (NON)                                                                     7,870,920
            125,200 Paychex, Inc.                                                                         4,363,220
            124,000 Weight Watchers International, Inc. (NON)                                             4,193,680
                                                                                                      -------------
                                                                                                         94,115,454

Communications Equipment (1.9%)
-------------------------------------------------------------------------------------------------------------------
            576,400 Cisco Systems, Inc. (NON)                                                            10,438,604
            463,000 Extreme Networks, Inc. (NON)                                                          5,972,700
            200,000 Juniper Networks, Inc. (NON)                                                          3,790,000
             83,500 Nokia OYJ ADR (Finland)                                                               2,048,255
            161,800 QUALCOMM, Inc. (NON)                                                                  8,170,900
          1,547,100 Sonus Networks, Inc. (NON)                                                            7,147,602
                                                                                                      -------------
                                                                                                         37,568,061

Computer -- Hardware (4.4%)
-------------------------------------------------------------------------------------------------------------------
            319,000 Brocade Communications Systems, Inc. (NON)                                           10,565,280
            297,500 Dell Computer Corp. (NON)                                                             8,086,050
            625,000 Emulex Corp. (NON)                                                                   24,693,750
            131,800 Hewlett-Packard Co.                                                                   2,707,172
             77,600 IBM Corp.                                                                             9,386,496
            350,000 McDATA Corp. Class A (NON)                                                            8,575,000
            460,000 QLogic Corp. (NON)                                                                   20,474,600
                                                                                                      -------------
                                                                                                         84,488,348

Computer -- Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
             60,000 BISYS Group, Inc. (The) (NON)                                                         3,839,400
             83,500 Electronic Data Systems Corp.                                                         5,723,925
            278,300 Jack Henry & Associates, Inc.                                                         6,078,072
            261,900 VeriSign, Inc. (NON)                                                                  9,962,676
                                                                                                      -------------
                                                                                                         25,604,073

Conglomerates (1.5%)
-------------------------------------------------------------------------------------------------------------------
            426,600 General Electric Co.                                                                 17,098,128
            214,500 Tyco International, Ltd. (Bermuda)                                                   12,634,050
                                                                                                      -------------
                                                                                                         29,732,178

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
            180,000 AmeriCredit Corp. (NON)                                                               5,679,000
             97,300 Capital One Financial Corp.                                                           5,249,335
             77,361 Providian Financial Corp.                                                               274,632
                                                                                                      -------------
                                                                                                         11,202,967

Consumer Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
             36,200 Colgate-Palmolive Co.                                                                 2,090,550

Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            326,000 TMP Worldwide, Inc. (NON)                                                            13,985,400

Electronics (15.2%)
-------------------------------------------------------------------------------------------------------------------
            344,500 Alpha Industries, Inc. (NON)                                                          7,510,100
            597,400 Applied Micro Circuits Corp. (NON)                                                    6,762,568
             94,700 Broadcom Corp. Class A (NON)                                                          3,870,389
            367,200 DDi Corp. (NON)                                                                       3,613,248
            329,600 Exar Corp. (NON)                                                                      6,872,160
            739,500 Finisar Corp. (NON)                                                                   7,520,715
            471,800 Flextronics International, Ltd. (Singapore) (NON)                                    11,318,482
            265,000 Integrated Device Technology, Inc. (NON)                                              7,046,350
            491,000 Intel Corp.                                                                          15,441,950
            559,600 Jabil Circuit, Inc. (NON)                                                            12,714,112
             35,700 KLA-Tencor Corp. (NON)                                                                1,769,292
            198,200 LAM Research Corp. (NON)                                                              4,602,204
            502,000 Linear Technology Corp.                                                              19,598,080
            260,000 LSI Logic Corp. (NON)                                                                 4,102,800
            305,100 LTX Corp. (NON)                                                                       6,388,794
            900,000 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       32,238,000
            727,600 Maxim Integrated Products, Inc. (NON)                                                38,206,276
            193,600 Micrel, Inc. (NON)                                                                    5,078,128
            300,000 Microchip Technology, Inc. (NON)                                                     11,622,000
            179,500 Novellus Systems, Inc. (NON)                                                          7,081,275
            156,200 PerkinElmer, Inc.                                                                     5,470,124
            229,900 Plexus Corp. (NON)                                                                    6,106,144
            326,000 PMC - Sierra, Inc. (NON)                                                              6,930,760
            320,000 RF Micro Devices, Inc. (NON)                                                          6,153,600
            836,088 Sanmina Corp. (NON)                                                                  16,638,151
            395,000 Semtech Corp. (NON)                                                                  14,097,550
            550,000 Silicon Laboratories, Inc. (NON)                                                     18,540,500
            256,950 Solectron Corp. (NON)                                                                 2,898,396
            150,000 Varian Semiconductor Equipment (NON)                                                  5,188,500
                                                                                                      -------------
                                                                                                        295,380,648

Energy (2.5%)
-------------------------------------------------------------------------------------------------------------------
            311,800 BJ Services Co. (NON)                                                                10,117,910
            244,000 ENSCO International, Inc.                                                             6,063,400
            270,000 Nabors Industries, Inc. (NON)                                                         9,269,100
            324,200 National-Oilwell, Inc. (NON)                                                          6,681,762
            210,000 Patterson-UTI Energy, Inc. (NON)                                                      4,895,100
            787,400 Varco International, Inc. (NON)                                                      11,795,252
                                                                                                      -------------
                                                                                                         48,822,524

Entertainment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            444,900 Viacom, Inc. Class B (NON)                                                           19,642,335

Financial (0.7%)
-------------------------------------------------------------------------------------------------------------------
            102,800 Citigroup, Inc.                                                                       5,189,344
             94,300 Fannie Mae                                                                            7,496,850
                                                                                                      -------------
                                                                                                         12,686,194

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
             77,800 Kraft Foods, Inc. Class A                                                             2,647,534
            200,000 Krispy Kreme Doughnuts, Inc. (NON)                                                    8,840,000
                                                                                                      -------------
                                                                                                         11,487,534

Health Care Services (7.0%)
-------------------------------------------------------------------------------------------------------------------
            307,300 Accredo Health, Inc. (NON)                                                           12,199,810
            577,800 AdvancePCS (NON)                                                                     16,958,430
            300,000 AmerisourceBergen Corp.                                                              19,065,000
             76,200 Anthem, Inc. (NON)                                                                    3,771,900
            842,000 Caremark Rx, Inc. (NON)                                                              13,733,020
            400,000 Community Health Systems, Inc. (NON)                                                 10,200,000
            115,700 HCA, Inc.                                                                             4,459,078
            900,000 Healthsouth Corp. (NON)                                                              13,338,000
             94,200 McKesson Corp.                                                                        3,523,080
            330,000 Pharmaceutical Product Development, Inc. (NON)                                       10,662,300
            410,000 Province Healthcare Co. (NON)                                                        12,652,600
            104,800 Quest Diagnostics, Inc. (NON)                                                         7,515,208
            114,000 UnitedHealth Group, Inc.                                                              8,067,780
                                                                                                      -------------
                                                                                                        136,146,206

Insurance (0.5%)
-------------------------------------------------------------------------------------------------------------------
             90,700 American International Group, Inc.                                                    7,201,580
             21,300 XL Capital, Ltd. Class A (Bermuda)                                                    1,945,968
                                                                                                      -------------
                                                                                                          9,147,548

Investment Banking/Brokerage (0.5%)
-------------------------------------------------------------------------------------------------------------------
             33,100 Lehman Brothers Holdings, Inc.                                                        2,211,080
            145,600 Morgan Stanley Dean Witter & Co.                                                      8,144,864
                                                                                                      -------------
                                                                                                         10,355,944

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------------------------------------------
            248,800 Cendant Corp. (NON)                                                                   4,878,968
          1,270,000 Extended Stay America, Inc. (NON)                                                    20,828,000
            118,700 Four Seasons Hotels, Inc. (Canada)                                                    5,550,412
                                                                                                      -------------
                                                                                                         31,257,380

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Shaw Group, Inc. (NON)                                                                3,525,000

Media (8.5%)
-------------------------------------------------------------------------------------------------------------------
            193,200 AOL Time Warner, Inc. (NON)                                                           6,201,720
            214,100 Cox Radio, Inc. Class A (NON)                                                         5,455,268
            148,900 Echostar Communications Corp. Class A (NON)                                           4,090,283
            473,180 Entercom Communications Corp. (NON)                                                  23,659,000
            375,400 Hispanic Broadcasting Corp. (NON)                                                     9,572,700
            624,744 Lamar Advertising Co. (NON)                                                          26,451,661
            698,100 Radio One, Inc. Class A (NON)                                                        12,893,907
          1,038,600 Radio One, Inc. Class D (NON)                                                        18,705,186
            665,800 Univision Communications, Inc. (NON)                                                 26,938,268
          1,048,132 Westwood One, Inc. (NON)                                                             31,496,367
                                                                                                      -------------
                                                                                                        165,464,360

Medical Technology (6.0%)
-------------------------------------------------------------------------------------------------------------------
            618,400 Charles River Laboratories International, Inc. (NON)                                 20,704,032
            763,000 Cytyc Corp. (NON)                                                                    19,914,300
            110,000 Haemonetics Corp. (NON)                                                               3,731,200
            199,200 Medtronic, Inc.                                                                      10,201,032
            152,000 ResMed, Inc. (NON)                                                                    8,195,840
            150,000 Respironics, Inc. (NON)                                                               5,196,000
            458,000 Stryker Corp.                                                                        26,733,460
            160,000 Varian Medical Systems, Inc. (NON)                                                   11,401,600
            320,000 Zimmer Holdings, Inc. (NON)                                                           9,772,800
                                                                                                      -------------
                                                                                                        115,850,264

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            155,600 Dynegy, Inc. Class A                                                                  3,967,800

Oil & Gas (0.3%)
-------------------------------------------------------------------------------------------------------------------
            172,400 EOG Resources, Inc.                                                                   6,742,564

Pharmaceuticals (8.1%)
-------------------------------------------------------------------------------------------------------------------
             93,400 Allergan, Inc.                                                                        7,009,670
            105,000 Andrx Group (NON)                                                                     7,393,050
             71,000 Bristol-Myers Squibb Co.                                                              3,621,000
            436,700 Cephalon, Inc. (NON)                                                                 33,007,970
            200,200 Johnson & Johnson                                                                    11,831,820
            548,533 King Pharmaceuticals, Inc. (NON)                                                     23,109,695
            118,300 Lilly (Eli) & Co.                                                                     9,291,282
            143,500 Medicis Pharmaceutical Corp. Class A (NON)                                            9,268,665
            554,000 Pfizer, Inc.                                                                         22,076,900
            304,600 Schering-Plough Corp.                                                                10,907,726
            520,884 Shire Pharmaceuticals Group PLC ADR
                    (United Kingdom) (NON)                                                               19,064,354
                                                                                                      -------------
                                                                                                        156,582,132

Power Producers (0.2%)
-------------------------------------------------------------------------------------------------------------------
            184,900 Mirant Corp. (NON)                                                                    2,962,098

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
            135,000 Applebee's International, Inc.                                                        4,617,000
            718,100 Starbucks Corp. (NON)                                                                13,679,805
                                                                                                      -------------
                                                                                                         18,296,805

Retail (8.3%)
-------------------------------------------------------------------------------------------------------------------
            300,000 AutoZone, Inc. (NON)                                                                 21,540,000
          1,431,200 Bed Bath & Beyond, Inc. (NON)                                                        48,517,680
             36,400 Best Buy Company, Inc. (NON)                                                          2,711,072
            165,700 Columbia Sportswear Co. (NON)                                                         5,517,810
            680,000 Dollar Tree Stores, Inc. (NON)                                                       21,018,800
            370,000 Family Dollar Stores, Inc.                                                           11,092,600
            204,500 Kohls Corp. (NON)                                                                    14,404,980
            306,500 Lowe's Companies, Inc.                                                               14,224,665
             39,900 O'Reilly Automotive, Inc. (NON)                                                       1,455,153
            213,500 Tiffany & Co.                                                                         6,718,845
            255,300 Wal-Mart Stores, Inc.                                                                14,692,515
                                                                                                      -------------
                                                                                                        161,894,120

Schools (1.2%)
-------------------------------------------------------------------------------------------------------------------
            261,400 Apollo Group, Inc. Class A (NON)                                                     11,765,614
            497,100 SmartForce PLC ADR (Ireland) (NON)                                                   12,303,225
                                                                                                      -------------
                                                                                                         24,068,839

Software (8.0%)
-------------------------------------------------------------------------------------------------------------------
            254,400 Advent Software, Inc. (NON)                                                          12,707,280
            170,300 Electronic Arts, Inc. (NON)                                                          10,209,485
            920,000 Informatica Corp. (NON)                                                              13,349,200
            153,000 Internet Security Systems, Inc. (NON)                                                 4,905,180
            635,000 Manugistics Group, Inc. (NON)                                                        13,385,800
            433,700 Microsoft Corp. (NON) (SEG)                                                          28,732,625
            343,300 Netegrity, Inc. (NON)                                                                 6,646,288
            210,000 Network Associates, Inc. (NON)                                                        5,428,500
            938,500 Parametric Technology Corp. (NON)                                                     7,329,685
            583,000 Peregrine Systems, Inc. (NON)                                                         8,645,890
            204,900 Quest Software, Inc. (NON)                                                            4,530,339
            610,022 VERITAS Software Corp. (NON) (SEG)                                                   27,347,286
            703,950 webMethods, Inc. (NON)                                                               11,798,202
                                                                                                      -------------
                                                                                                        155,015,760

Staffing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             66,500 AMN Healthcare Services, Inc. (NON)                                                   1,822,100

Telecommunications (1.1%)
-------------------------------------------------------------------------------------------------------------------
             99,100 Sprint Corp. (PCS Group) (NON)                                                        2,419,031
            365,600 Time Warner Telecom, Inc. Class A (NON)                                               6,467,464
            221,300 Triton PCS Holdings, Inc. Class A (NON)                                               6,495,155
            175,000 Western Wireless Corp. Class A (NON)                                                  4,943,750
                                                                                                      -------------
                                                                                                         20,325,400

Tobacco (0.5%)
-------------------------------------------------------------------------------------------------------------------
            211,200 Philip Morris Companies, Inc.                                                         9,683,520
                                                                                                     --------------
                    Total Common Stocks (cost $1,788,803,692)                                        $1,885,977,531

UNITS (0.2%) (a) (NON)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             63,000 Lehman Brothers Holdings, Inc. Structured
                    Warrants Expiration 9/3/02 (Issued by
                    Lehman Brothers Finance S.A.)                                                    $    4,212,810
             10,400 VeriSign, Inc. 144A Structured Warrants
                    (issued by Salomon Smith Barney
                    Holdings, Inc.) expiration 1/18/02                                                      374,977
                                                                                                     --------------
                    Total Units (cost $4,563,632)                                                    $    4,587,787

SHORT-TERM INVESTMENTS (3.2%) (a) (cost $61,820,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        61,820,000 Interest in $750,000,000 joint tri-party
                    repurchase agreement dated December 31, 2001
                    with S.B.C. Warburg, Inc. due January 2, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $61,826,182
                    for an effective yield of 1.80%                                                  $   61,820,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,855,187,324) (b)                                      $1,952,385,318
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,940,064,168.

  (b) The aggregate identified cost on a tax basis is $1,887,163,852, resulting in gross unrealized appreciation and depreciation of $353,248,199 and $288,026,733, respectively, or net unrealized appreciation of $65,221,466.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at December
      31, 2001.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2001
                                   Aggregate Face  Expiration      Unrealized
                    Total Value        Value          Date        Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)               $574,600        $564,134        Mar-02         $10,466
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,855,187,324) (Note 1)                                   $ 1,952,385,318
-------------------------------------------------------------------------------------------
Cash                                                                                    404
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                     481,131
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,557,393
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,703,937
-------------------------------------------------------------------------------------------
Total assets                                                                  1,957,128,183

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                          6,456
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,642,823
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,929,779
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,761,230
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,018,747
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       110,958
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,287
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,369,534
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              217,201
-------------------------------------------------------------------------------------------
Total liabilities                                                                17,064,015
-------------------------------------------------------------------------------------------
Net assets                                                                  $ 1,940,064,168

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $ 2,869,961,165
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                       (1,027,101,378)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                            97,204,381
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $ 1,940,064,168

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,023,511,794 divided by 59,537,716 shares)                                        $17.19
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.19)*                              $18.24
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($769,099,162 divided by 47,134,409 shares)**                                        $16.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($75,676,342 divided by 4,497,978 shares)**                                          $16.82
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($71,776,870 divided by 4,317,081 shares)                                            $16.63
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.63)*                              $17.23
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended December 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax $29,868)                                         $  4,331,087
-------------------------------------------------------------------------------------------
Interest                                                                          2,257,368
-------------------------------------------------------------------------------------------
Total investment income                                                           6,588,455

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 13,184,311
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,647,246
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    62,802
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,526
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,823,373
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             9,799,041
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               890,116
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               637,700
-------------------------------------------------------------------------------------------
Other                                                                             2,557,500
-------------------------------------------------------------------------------------------
Total expenses                                                                   33,631,615
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (413,666)
-------------------------------------------------------------------------------------------
Net expenses                                                                     33,217,949
-------------------------------------------------------------------------------------------
Net investment loss                                                             (26,629,494)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (803,829,079)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (7,239,005)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (616)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                60,085
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                              (126,492,879)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (937,501,494)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(964,130,988)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended December 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $  (26,629,494) $   (44,695,675)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (811,068,700)    (150,221,548)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                     (126,432,794)  (1,347,511,792)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (964,130,988)  (1,542,429,015)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --      (35,457,073)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (33,161,581)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (2,844,552)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (2,931,088)
--------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --      (46,473,599)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (43,464,893)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (3,728,355)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,841,779)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --         (447,207)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (418,254)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (35,877)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (36,969)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                                (219,308,821)   1,422,924,757
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (1,183,439,809)    (292,345,485)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,123,503,977    3,415,849,462
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $-- and $359,939, respectively)                           $ 1,940,064,168  $ 3,123,503,977
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended December 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $24.75       $38.45       $22.70       $19.11       $15.51
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.15)        (.26)        (.19)        (.12)        (.10)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.41)      (12.03)       18.10         4.54         3.73
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.56)      (12.29)       17.91         4.42         3.63
-----------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.40)       (2.16)        (.83)        (.03)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.41)       (2.16)        (.83)        (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.19       $24.75       $38.45       $22.70       $19.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (30.55)      (32.24)       79.90        23.52        23.42
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,023,512   $1,518,521   $1,663,371     $753,319     $532,287
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.10          .99         1.03         1.12         1.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.80)        (.74)        (.71)        (.59)        (.58)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 83.46       104.69        89.74        91.61        73.73
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended December 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $23.67       $37.13       $22.13       $18.78       $15.36
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.28)        (.51)        (.38)        (.27)        (.22)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.07)      (11.54)       17.54         4.45         3.67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.35)      (12.05)       17.16         4.18         3.45
-----------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.40)       (2.16)        (.83)        (.03)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.41)       (2.16)        (.83)        (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.32       $23.67       $37.13       $22.13       $18.78
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (31.05)      (32.75)       78.56        22.66        22.48
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $769,099   $1,363,831   $1,505,719     $699,040     $496,501
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.85         1.74         1.78         1.87         1.97
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.54)       (1.49)       (1.46)       (1.34)       (1.33)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 83.46       104.69        89.74        91.61        73.73
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                    Feb. 1, 1999+
operating performance                Year ended December 31   to Dec. 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $24.40       $38.21       $23.95
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.29)        (.53)        (.38)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.29)      (11.87)       16.80
---------------------------------------------------------------------------
Total from
investment operations                  (7.58)      (12.40)       16.42
---------------------------------------------------------------------------
Less distributions
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.40)       (2.16)
---------------------------------------------------------------------------
From return of
capital                                   --         (.01)          --
---------------------------------------------------------------------------
Total distributions                       --        (1.41)       (2.16)
---------------------------------------------------------------------------
Net asset value,
end of period                         $16.82       $24.40       $38.21
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (31.07)      (32.74)       69.50*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $75,676     $119,909      $76,097
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.85         1.74         1.63*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.55)       (1.49)       (1.34)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 83.46       104.69        89.74
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended December 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $24.05       $37.61       $22.34       $18.91       $15.42
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.24)        (.43)        (.32)        (.22)        (.18)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.18)      (11.72)       17.75         4.48         3.70
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.42)      (12.15)       17.43         4.26         3.52
-----------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.40)       (2.16)        (.83)        (.03)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.41)       (2.16)        (.83)        (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.63       $24.05       $37.61       $22.34       $18.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (30.85)      (32.59)       79.04        22.92        22.84
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $71,777     $121,244     $170,662      $84,507      $59,643
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.60         1.49         1.53         1.62         1.72
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.29)       (1.24)       (1.21)       (1.09)       (1.08)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 83.46       104.69        89.74        91.61        73.73
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2001

Note 1
Significant accounting policies

The Putnam Voyager Fund II ("the fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund aggressively seeks long-term growth of capital by investing mainly in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to current year presentation.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also use futures to gain exposure to an index as well as write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended December 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At December 31, 2001, the fund had a capital loss carryover of approximately $931,989,000 available to offset future net capital gain, if any, which will expire on December 31, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, both realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2001, the fund reclassified $26,989,433 to decrease accumulated net investment loss and $26,990,050 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $617. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, December 31, 2001, the fund's expenses were reduced by $413,666 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,066 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended December 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $453,797 and $17,709 from the sale of class A and class M shares, respectively, and received $1,699,545 and $22,885 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended December 31, 2001, Putnam Retail Management, acting as underwriter received $26,985 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended December 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,891,917,159 and $2,154,428,455, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,245,122       $ 353,164,365
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            19,245,122         353,164,365

Shares
repurchased                                (21,057,657)       (388,648,777)
---------------------------------------------------------------------------
Net decrease                                (1,812,535)      $ (35,484,412)
---------------------------------------------------------------------------

                                              Year ended December 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,868,282      $1,084,374,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,976,629          79,660,132
---------------------------------------------------------------------------
                                            31,844,911       1,164,034,634
Shares
repurchased                                (13,758,681)       (484,838,849)
---------------------------------------------------------------------------
Net increase                                18,086,230      $  679,195,785
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,660,711       $ 160,360,312
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             8,660,711         160,360,312

Shares
repurchased                                (19,156,193)       (324,729,450)
---------------------------------------------------------------------------
Net decrease                               (10,495,482)      $(164,369,138)
---------------------------------------------------------------------------

                                              Year ended December 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,520,705      $  931,107,095
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,782,926          71,246,233
---------------------------------------------------------------------------
                                            28,303,631       1,002,353,328

Shares
repurchased                                (11,226,195)       (387,905,143)
---------------------------------------------------------------------------
Net increase                                17,077,436      $  614,448,185
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,169,340        $ 22,099,234
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,169,340          22,099,234

Shares
repurchased                                 (1,585,219)        (28,476,039)
---------------------------------------------------------------------------
Net decrease                                  (415,879)       $ (6,376,805)
---------------------------------------------------------------------------

                                              Year ended December 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,047,956        $150,464,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  223,572           5,900,901
---------------------------------------------------------------------------
                                             4,271,528         156,365,247

Shares
repurchased                                 (1,348,966)        (45,015,858)
---------------------------------------------------------------------------
Net increase                                 2,922,562        $111,349,389
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,263,083        $ 24,673,121
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,263,083          24,673,121

Shares
repurchased                                 (1,986,464)        (37,751,587)
---------------------------------------------------------------------------
Net decrease                                  (723,381)       $(13,078,466)
---------------------------------------------------------------------------

                                              Year ended December 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,917,503        $ 68,685,024
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  253,073           6,582,616
---------------------------------------------------------------------------
                                             2,170,576          75,267,640

Shares
repurchased                                 (1,668,145)        (57,336,242)
---------------------------------------------------------------------------
Net increase                                   502,431        $ 17,931,398
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.



TRUSTEES

Name, Address,1 Date of Birth,
Position(s) Held with Fund
and Length of Service                Principal Occupation(s)
as a Putnam Fund Trustee 2           During Past 5 Years            Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),          President, Baxter              Director of ASHTA Chemicals, Inc.,
Trustee since 1994                   Associates, Inc.               Banta Corporation (a printing and
                                     (a management                  digital imaging firm), Intermatic
                                     consulting and private         Corporation (manufacturer of energy
                                     investments firm)              control products), Ryerson Tull,
                                                                    Inc. (a steel service corporation),
                                                                    Advocate Health Care, and the
                                                                    National Center for Nonprofit
                                                                    Boards. Chairman Emeritus of the
                                                                    Board of Trustees, Mount Holyoke
                                                                    College.

Charles B. Curtis (4/27/40),         President and Chief            Member of the Council on Foreign
Trustee since 2001                   Operating Officer,             Relations, the Electric Power
                                     Nuclear Threat                 Research Institute Advisory
                                     Initiative (a private          Council, the Board of Directors of
                                     foundation dedicated           the Gas Technology Institute, the
                                     reducing the threat            University to of Chicago Board of
                                     of weapons of mass             Governors for Argonne National
                                     destruction)                   Laboratory, the Board of Directors
                                                                    of the Environment and Natural
                                                                    Resources Program Steering
                                                                    Committee, John F. Kennedy School
                                                                    of Government, Harvard University.
                                                                    Until 2001, Mr. Curtis was a
                                                                    Member of the Department of
                                                                    Defense's Policy Board and
                                                                    Director of EG&G Technical
                                                                    Services, Inc. (fossil energy
                                                                    research and development support)
                                                                    and prior to May 1997, Mr.Curtis
                                                                    was Deputy Secretary of Energy.

John A. Hill (1/31/42),              Vice-Chairman and              Director of Devon Energy
Trustee since 1985 and               Managing Director,             Corporation (formerly known as
Chairman since 2000                  First Reserve                  Snyder Oil Corporation),
                                     Corporation                    TransMontaigne Oil Company,
                                     (a registered investment       Continuum Health Partners of
                                     advisor investing in           New York, Sarah Lawrence College,
                                     companies in the               and various private companies owned
                                     world-wide energy              by First Reserve Corporation.
                                     industry on behalf of          Trustee of TH Lee, Putnam
                                     institutional investors)       Investment Trust (a closed-end
                                                                    investment company).

Ronald J. Jackson                    Private investor               Former Chairman, President, and
(12/17/43),                                                         Chief Executive Officer of Fisher-
Trustee since 1996                                                  Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),            Elizabeth and James            Director, National Grid Group (a
Trustee since 1997                   Killian Professor of           UK-based holding company with
                                     Economics and                  interests in electric power and
                                     Management and                 telecommunications networks), State
                                     Director of the Center         Farm Indemnity Company (an
                                     for Energy and                 automobile insurance company),
                                     and Environmental Policy       the Whitehead Institute for
                                     Research, Massachusetts        Biomedical Research (a non-profit
                                     Institute of Technology        research institution). President of
                                                                    the Yale University Council. Prior
                                                                    to March 2000 and September 1998,
                                                                    Dr. Joskow was a Director of
                                                                    New England Electric System
                                                                    (a public utility holding company)
                                                                    and a consultant to National
                                                                    Economic Research Associates,
                                                                    respectively.

Elizabeth T. Kennan                  President Emeritus of          Chairman, Cambus-Kenneth
(2/25/38),                           Mount Holyoke College          Bloodstock (a limited liability
Trustee since 1992                                                  company involved in thoroughbred
                                                                    horse breeding and farming),
                                                                    Director, Northeast Utilities, and
                                                                    Talbots (a distributor of women's
                                                                    apparel). Trustee of Centre
                                                                    College, Trustee of Notre Dame
                                                                    University, and Member of
                                                                    the Oversight Committee of Folger
                                                                    Shakespeare Library.  Prior to
                                                                    September 2000, June 2000, and
                                                                    November 1999, Dr. Kennan was a
                                                                    Director of Chastain Real Estate,
                                                                    Bell Atlantic, and Kentucky Home
                                                                    Life Insurance, respectively.

John H. Mullin, III                  Chairman and CEO               Director Alex. Brown Realty, Inc.,
(6/15/41),                           of Ridgeway Farm               The Liberty Corporation (a company
Trustee since 1997                   (a limited liability           engaged in the broadcasting
                                     company engaged in             industry), and Progress Energy,
                                     timber and farming)            Inc. (a utility company, formerly
                                                                    known as Carolina Power & Light).
                                                                    Prior to October 1997, January
                                                                    1998, and May 2001, Mr. Mullin was
                                                                    a Director of Dillon, Read and Co.
                                                                    Inc., The Ryland Group, Inc., and
                                                                    Graphic Packaging International
                                                                    Corp., respectively.

Robert E. Patterson                  Senior Partner of Cabot        Chairman of the Joslin Diabetes
(3/15/45),                           Properties, LLP and            Center, Trustee of SEA Education
Trustee since 1984                   Chairman of Cabot              Association, and Director of
                                     Properties, Inc.               Brandywine Trust Company (a trust
                                                                    company). Prior to February 1998,
                                                                    Mr. Patterson was Executive Vice
                                                                    President and Director of
                                                                    Acquisitions of Cabot Partners
                                                                    Limited Partnership. Prior to
                                                                    December 2001, Mr. Patterson was
                                                                    President and Trustee of Cabot
                                                                    Industrial Trust (publicly traded
                                                                    real estate investment trust).

W. Thomas Stephens                   Corporate Director             Director of Qwest Communications
(9/2/42),                                                           (communications company), Xcel
Trustee since 1997                                                  Energy Incorporated (public
                                                                    utility company), TransCanada
                                                                    Pipelines, and Norske Canada, Inc.
                                                                    (paper manufacturer). Prior
                                                                    to July 2001 and October 1999,
                                                                    Mr. Stephens was Chairman of
                                                                    Mail-Well (printing and envelope
                                                                    company) and MacMillan-Bloedel
                                                                    (forest products company),
                                                                    respectively.

W. Nicholas Thorndike                Director of various            Trustee of Northeastern University
(3/28/33),                           corporations and               and Honorary Trustee of
Trustee since 1992                   charitable                     Massachusetts General Hospital.
                                     organizations,                 Prior to September 2000,
                                     including Courier              April 2000, and December 2001,
                                     Corporation (a book            Mr. Thorndike was a Director of
                                     manufacturer) and              Bradley Real Estate, Inc., a
                                     Providence Journal Co.         Trustee of Eastern Utilities
                                     (a newspaper publisher)        Associates, and a Trustee of Cabot
                                                                    Industrial Trust, respectively.

Lawrence J. Lasser*                  President and Chief            Director of Marsh & McLennan
(11/1/42),                           Executive Officer              Companies, Inc. and the United Way
Trustee since 1992                   of Putnam                      of Massachusetts Bay. Member of the
                                     Investments, LLC,              Board of Governors of the
                                     Management, LLC                Investment Company Institute,
                                     and Putnam Investment          Trustee of the Museum of Fine
                                     Management, LLC                Arts, Boston, a Trustee and Member
                                                                    of the Finance and Executive
                                                                    Committees of Beth Israel Deaconess
                                                                    Medical Center, Boston, and a
                                                                    Member of the CareGroup Board of
                                                                    Managers Investment Committee, the
                                                                    Council on Foreign Relations, and
                                                                    the Commercial Club of Boston.

George Putnam, III*                  President, New                 Director of The Boston Family
(8/10/51),                           Generation Research,           Office, L.L.C. (registered
Trustee since 1984 and               Inc. (a publisher of           investment advisor), Trustee of the
President since 2000                 financial advisory and         SEA Education Association, Trustee
                                     of other research services     St. Mark's School, and Trustee of
                                     relating to bankrupt and       Shore Country Day School.
                                     distressed companies) and
                                     New Generation Advisers, Inc.
                                     (a registered investment
                                     adviser)

A.J.C. Smith (4/13/34),*             Director of Marsh &            Director of Trident Corp.(a limited
Trustee since 1986                   McLennan                       partnership with over 30
                                     Companies, Inc                 institutional investors). Trustee
                                                                    of the Carnegie Hall Society, the
                                                                    Educational Broadcasting
                                                                    Corporation and the National
                                                                    Museums of Scotland. Chairman of
                                                                    the Central Park Conservancy.
                                                                    Member of the Board of Overseers of
                                                                    the Joan and Sanford I. Weill
                                                                    Graduate School of Medical Sciences
                                                                    of Cornell University. Prior to
                                                                    May 2000 and November 1999,
                                                                    Mr. Smith was Chairman and CEO,
                                                                    respectively, of Marsh & McLennan
                                                                    Companies, Inc.
-------------------------------------------------------------------------------------------------------
1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2001,
 there were 124 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
 and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
 Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
 President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
 Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
 McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
 Marsh & McClennan Companies, Inc.




OFFICERS

Name, Address,1 Date of Birth,
Position(s) Held with Fund           Length of Service              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),         Since 1993                     Managing Director, Putnam Investments,
Executive Vice President,                                           LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty                 Since 1993                     Senior Vice President, Putnam
(12/1/46),                                                          Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),          Since 2000                     Managing Director, Putnam
Senior Vice President,                                              Investments, LLC
Assistant Treasurer and
Principal Accounting Officer

Gordon H. Silver
(7/3/47),                            Since 1990                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),               Since 1997                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Richard G. Leibovitch                Since 1999                     Managing Director of Putnam Investments,
(10/31/63), Vice President                                          LLC and Putnam Management. Prior to
                                                                    February 1999, Managing Director at J.P.
                                                                    Morgan.

Richard A. Monaghan                  Since 1998                     Managing Director, Putnam Investments,
(8/25/54),                                                          LLC, Putnam Management and Putnam
Vice President                                                      Retail Management

John R. Verani                       Since 1988                     Senior Vice President, Putnam
(6/11/39),                                                          Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio                Since 1998                     Senior Managing Director of Putnam
(8/21/55),                                                          Investments LLC and Putnam Management.
Vice President                                                      Prior to July 1998, Managing Director at
                                                                    Swiss Bank Corp.

Roland W. Gillis                     Since 1995                     Managing Director of Putnam Investments
(9/25/49),                                                          LLC and Putnam Management.
Vice President

Daniel L. Miller (8/17/57),          Since 2001                     Managing Director of Putnam Investments
Vice President                                                      LLC and Putnam Management.

Jeffrey R. Lindsey                   Since 1998                     Managing Director of Putnam Investments
(7/16/62),                                                          LLC and Putnam Management.
Vice President
---------------------------------------------------------------------------------------------------------------
1The address of each Trustee is One Post Office Square, Boston, MA 02109.



SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President

Daniel Miller
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Voyager Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN017-79226  377/2AR/2AO  2/02